UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.
Unum Group (the “Company”) held its most recent Annual Meeting of Shareholders on May 22, 2025 (the “Annual Meeting”). Matters submitted to shareholders at the Annual Meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the eleven director nominees listed below for one-year terms expiring in 2026, based upon the following voting results:

Nominee	For	Against	Abstain	Broker Non-Vote
Theodore H. Bunting, Jr.	142,153,097	2,176,862	261,419	14,504,862
Susan L. Cross	144,184,543	153,684	253,151	14,504,862
Susan D. DeVore	142,371,596	1,964,617	255,165	14,504,862
Joseph J. Echevarria	143,775,777	547,171	268,430	14,504,862
Cynthia L. Egan	141,515,106	2,821,731	254,541	14,504,862
Kevin T. Kabat	142,242,664	2,087,548	261,166	14,504,862
Timothy F. Keaney	141,611,961	2,710,779	268,638	14,504,862
Gale V. King	143,419,126	905,731	266,521	14,504,862
Mojgan M. Lefebvre	144,125,662	188,702	277,014	14,504,862
Richard P. McKenney	143,638,564	691,441	261,373	14,504,862
Ronald P. O'Hanley	142,251,547	2,072,026	267,805	14,504,862
Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
132,863,511	11,292,529	435,338	14,504,862
Item 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
152,769,976	5,977,712	348,552	0
Item 4 - Approval of the Unum European Holding Company Limited SAYE Share Option Scheme 2025. Shareholders approved the Unum European Holding Company Limited SAYE Share Option Scheme 2025, based upon the following voting results:

For	Against	Abstain	Broker Non-Vote
143,735,297	466,456	389,625	14,504,862

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 23, 2025	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary